UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 24, 2013
Date of Report (Date of earliest event reported)

Marine Drive Mobile Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53502	68-0676667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West NYE Ln., Ste. 129, Carson City, NV
(Address of Principal Executive Offices)

(415) 839-1055
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

On May 24, 2013, Marine Drive Mobile Corp. (the “Company”) entered into an amendment (the “Amendment”) to the Line of Credit Agreements, dated January 20, 2012 and July 20, 2012, respectively, as amended (the “LOC Agreements”) with Quarry Bay Capital LLC (“Quarry Bay”) to (i) increase the interest rate set forth in the LOC Agreements to twelve percent (12%) per annum, (ii) reduce the conversion price of the LOC Agreements to $0.05 per share, (iii) provide that the indebtedness of the Company under the LOC Agreement shall be secured by all the assets of the Company (the “Security Interest”), (iv) terminate the warrants exercisable in connection with the LOC Agreement dated July 20, 2011, and (v) to issue 10,000,000 shares of the Company’s common stock to designees of Quarry Bay (the “Shares”).

The Security Interest is evidenced by a Security Agreement between the Company and Quarry Bay, dated May 24, 2013, which provides Quarry Bay with a security interest in all assets of the Company, whether now owned by the Company or hereafter acquired, and all proceeds and products thereof and all accessions to, substitutions and replacements for, and rents and profits of each of the foregoing.  The Security Agreement provides the Company with the right to foreclose on the secured assets in the event the Company fails to pay any amount due under the LOC Agreements, and such failure to pay is not cured within 30 days after written notice of such failure by Quarry Bay.

Each LOC Agreement provides for advances of up to $1,000,000 payable on demand and include a provision allowing Quarry Bay to convert the debt into shares of common stock of the Company.

The Amendment and the Security Agreement are attached to this report as Exhibits 10.1 and 10.2 and the terms and conditions are incorporated herein. The foregoing statements are not intended to be a complete description of all terms and conditions

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Quarry Bay Shares

The information disclosed under Item 1.01 of this Current Report on Form 8-K regarding the Shares is incorporated into this Item 3.02 in its entirety.  The issuance of the Shares was conducted by the Company in reliance upon Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended, and comparable exemptions for sales to “accredited” investors under state securities laws.

Capital Mercantile Ltd Shares

On May 24, 2013, the Company issued 10,000,000 shares of its common stock to designees of Capital Mercantile Ltd. (“Capital”) in consideration for $150,000 of compliance and corporate governance services to be provided by Capital.  The issuance of such shares was conducted by the Company in reliance upon Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended, and comparable exemptions for sales to “accredited” investors under state securities laws.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)           Previous independent registered public accounting firm

(i)	On April 2, 2013, the Company formally informed Sadler, Gibb & Associates, L.L.C. (the “Former Accountant”) of their dismissal as the Company’s independent registered public accounting firm.

(ii)
The reports of the Former Accountant on the Company's financial statements as of and for the fiscal year ended September 30, 2012 and for the period from inception on January 18, 2007 through September 30, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the period from December 5, 2012, the date of engagement, to April 2, 2013, the date of dismissal, (i) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)
The Company has provided the Former Accountant with a copy of the foregoing disclosures and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New independent registered public accounting firm

(i)
On May 28, 2013, the Board of Directors of the Company engaged Goldman Accounting Services CPA, PLLC (the “New Accountant”) as its independent registered public accounting firm to audit the Company’s financial statements for the Company’s current fiscal year.

(ii)
During the Company’s most recent fiscal year and through the interim periods preceding the engagement of the New Accountant, the Company (a) has not engaged the New Accountant as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with the New Accountant regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by the New Accountant concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 -  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Amendment to Line of Credit Agreements with Quarry Bay Capital LLC
10.2	Security Agreement with Quarry Bay Capital LLC
16.1	Letter of Sadler, Gibb & Associates, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Drive Mobile Corp.

Date: June 3, 2013	By:	/s/ Colin Macdonald
Name: Colin Macdonald
Title: President